                                                                    EXHIBIT 10.4

                                                                  Execution Copy



                           STOCK PURCHASE AGREEMENT

                                 BY AND AMONG

                            PAC-WEST TELECOMM, INC.

                                      AND

                    EACH OF THE NEW INVESTORS NAMED HEREIN

                        ------------------------------
                        DATED AS OF SEPTEMBER 16, 1998
                        ------------------------------

                            TABLE OF CONTENTS
                            -----------------

                                                                     Page
                                                                     ----

1.   Authorization and Closing......................................... 1
     1A.  Authorization of the Common Stock............................ 1
     1B.  Purchase and Sale of the Common Stock........................ 1
     1C.  The Closing.................................................. 2

2.   Conditions of Each New Investor's Obligation at the Closing....... 2
     2A.  Representations and Warranties; Covenants.................... 2
     2B.  Shareholders Agreement....................................... 2
     2C.  Registration Agreement....................................... 2
     2D.  Sale of the Common Stock to Each New Investor................ 2
     2E.  Merger....................................................... 2
     2F.  Litigation................................................... 2
     2G.  Filings...................................................... 2
     2H.  Governmental Consents and Approvals.......................... 3
     2I.  Closing Documents............................................ 3

3.   Representations and Warranties of the Company..................... 3
     3A.  Authorization; No Breach..................................... 3
     3B.  Capital Stock and Related Matters............................ 3
     3C.  Merger Agreement Representations............................. 4

4.   Definitions....................................................... 4
     4A.    Definitions................................................ 4

5.   Miscellaneous..................................................... 5
     5A.  New Investor's Investment Representations.................... 5
     5B.  Consent to Amendments........................................ 6
     5C.  Survival of Representations and Warranties................... 6
     5D.  Successors and Assigns....................................... 6
     5E.  Severability................................................. 7
     5F.  Entire Agreement............................................. 7
     5G.  Counterparts................................................. 7
     5H.  Descriptive Headings; Interpretation......................... 7
     5I.  Governing Law................................................ 7
     5J.  Notices...................................................... 7
     5K.  No Strict Construction....................................... 8
     5L.  Understanding Among the New Investors........................ 9


Schedules and Exhibit
---------------------

Schedule of New Investors

                           STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT is made as of September 16, 1998, by and among Pac-West Telecomm, Inc., a California corporation (the "Company"), and the Persons listed on the attached Schedule of New Investors (collectively referred to herein as the "New Investors" and individually as a "New Investor"). Except as otherwise indicated herein, capitalized terms used herein are defined in
Section 4 hereof.

          WHEREAS, pursuant to this Agreement, the Company desires to issue and sell and the New Investors desire to purchase an aggregate of 689,858.34 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for the aggregate consideration set forth on the Schedule of New Investors attached hereto;

          WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of June 30, 1998 (as such agreement may be amended and modified from time to time in accordance with its terms, the "Merger Agreement"), by and among the Company, PWT Acquisition Corp., a California Corporation ("Acquisition"), Bay Alarm Company, a California Corporation ("Bay Alarm"), and John K. La Rue ("La Rue") (Bay Alarm and La Rue collectively referred to herein as "Existing Shareholders" and individually as an "Existing Shareholder"), Acquisition will merge with and into the Company as set forth in the Merger Agreement (the "Merger");

          WHEREAS, the New Investors are purchasing the Common Stock hereunder in order to provide a portion of the financing necessary to consummate the Merger; and

          WHEREAS, the purchase and sale of the Common Stock contemplated by this Agreement will be consummated immediately after the consummation of the Merger pursuant to the terms of the Merger Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the New Investors and the Company agree as follows:

          Section 1. Authorization and Closing.

          1A. Authorization of the Common Stock. The Company shall authorize the issuance and sale to the New Investors of an aggregate of 689,858.34 shares of Common Stock.

          1B. Purchase and Sale of the Common Stock. At the Closing (as defined in paragraph 1C), the Company shall sell to each New Investor and, subject to the terms and conditions set forth herein, each New Investor shall purchase from the Company the number of shares of Common Stock set forth opposite such New Investor's name on the Schedule of New Investors attached hereto for the consideration set forth opposite such New Investor's name on said Schedule. The sale of the Common Stock to each New Investor shall constitute a separate sale hereunder.

          1C. The Closing. The closing of the separate purchases and sales of the Common Stock (the "Closing") shall take place immediately after the Merger and at the same place as the closing of the Merger or at such other time and place as may be mutually agreeable to each of the New Investors and the Company. At the Closing, the Company shall deliver to each New Investor stock certificates evidencing the Common Stock to be purchased by such New Investor registered in such New Investor's name, upon payment of the consideration therefor in the aggregate amount set forth opposite such New Investor's name on the Schedule of New Investors attached hereto.

          Section 2. Conditions of Each New Investor's Obligation at the Closing. The obligation of each New Investor to purchase and pay for the Common Stock to be purchased by such New Investor at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 3 hereof shall be true and correct at and as of the Closing as though then made and the Company shall have performed all of the covenants required to be performed by it hereunder prior to the Closing.

          2B. Shareholders Agreement. The Company, the Existing Shareholders, the New Investors and the Executives shall have entered into a shareholders agreement in the form of Exhibit B to the Merger Agreement (the "Shareholders Agreement"), and the Shareholders Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2C. Registration Agreement. The Company, the Existing Shareholders, the New Investors and the Executives shall have entered into a registration agreement in the form of Exhibit C to the Merger Agreement (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of the Closing and shall not have been amended or modified.

          2D. Sale of the Common Stock to Each New Investor. The Company shall have simultaneously sold to each New Investor the Common Stock to be purchased by such New Investor hereunder at the Closing and shall have received payment therefor in full.

          2E. Merger. The Merger shall have been consummated in accordance with the terms of the Merger Agreement.

          2F. Litigation. No suit, action or other proceeding shall be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit the transactions contemplated hereby and no injunction, judgment, order, decree or ruling with respect thereto shall be in effect.

          2G. Filings. The Company shall have made all filings required to be made by the Company and shall have obtained all permits and other authorizations required to be obtained by the

Company under all applicable federal and state securities laws to consummate the transactions contemplated by this Agreement in compliance with such laws.

          2H. Governmental Consents and Approvals. The Company and the New Investors shall have received or obtained all governmental and regulatory consents and approvals that are necessary for the consummation of the transactions contemplated hereby, in each case on terms and conditions satisfactory to the New Investors.

          2I. Closing Documents. At the Closing, the Company shall have delivered to each New Investor such other documents relating to the transactions contemplated by this Agreement as any New Investor or the New Investors' special counsel may reasonably request.

          Section 3. Representations and Warranties of the Company. As a material inducement to the New Investors to enter into this Agreement and purchase the Common Stock hereunder, the Company hereby represents and warrants that:

          3A. Authorization; No Breach. The execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, and the offering, sale and issuance of the Common Stock hereunder have been duly authorized by the Company. This Agreement and all other agreements and instruments contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to which the Company is a party, the offering, sale and issuance of the Common Stock hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon the Company's or any of its Subsidiaries' capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any of its Subsidiaries, or any law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject, or any agreement, instrument, order, judgment or decree to which the Company or any of its Subsidiaries is subject, except for any filing, notice or authorization which has been obtained prior to the date hereof.

          3B. Capital Stock and Related Matters.

          (i) As of the Closing and after giving effect to the transactions contemplated by this Agreement, the authorized capital stock of the Company shall consist of (a) 175,000 shares of Class A Participating Preferred Stock, par value $.01 per share (the "Preferred Stock"), 125,000 of which shall be issued and outstanding and (b) 1,500,000 shares of Common Stock, 1,250,000 of which shall be issued and outstanding. As of the Closing, neither the Company nor any of its subsidiaries shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Preferred Stock and the Common Stock. As of the Closing, neither the Company nor any of its Subsidiaries shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth in the Articles of Incorporation. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable and the Common Stock to be issued upon the conversion of the Preferred Stock in accordance with the terms of the Articles of Incorporation shall, upon such issuance, be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Common Stock hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Common Stock hereunder does not require registration under the Securities Act or any applicable state securities laws. There are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

          3C. Merger Agreement Representations. The representations and warranties made by the Company in the Merger Agreement are true and correct in all respects as of the Closing, except for any changes expressly contemplated by the Merger Agreement and this Agreement.

          Section 4. Definitions.

          4A. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Restricted Securities" means (i) the Common Stock issued hereunder,
(ii) the Preferred Stock issued upon conversion of the Company Common Stock and
(iii) any securities issued with respect to the securities referred to in clauses (i) or (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 5C have been delivered by the Company in accordance with paragraph 3(b). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 5C.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.



          Section 5. Miscellaneous.

          5A. New Investor's Investment Representations.

          (i) Each New Investor hereby represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

          (ii) Each New Investor has been given full access to all information regarding the Company that it has requested from the Company and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the Common Stock to be purchased by it hereunder. Each New Investor is capable of evaluating and has evaluated the merits and risks of its purchase of the Common Stock hereunder and is able to bear the economic risk of its investment in the Common Stock.

          (iii) Each New Investor is an "accredited investor" as defined in Rule 501(a) under the Securities Act and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in the Common Stock, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

          (iv) Each New Investor recognizes that it must bear the economic risk of the investment represented by its purchase of the Common Stock for an indefinite period. Each New Investor understands that the Common Stock has not been registered under the Securities Act on the basis that the sale provided for in this Agreement is exempt from the registration provisions thereof and that the Company's reliance on such exemption is predicated upon the representations of the New Investors set forth herein.

          (v) Each New Investor has the requisite power and authority to purchase the Restricted Securities to be purchased by such New Investor hereunder. This Agreement is a valid and binding obligation of such New Investor enforceable in accordance with its terms.

          (vi) The representations and warranties in this paragraph 5A are made severally by each New Investor with respect to such New Investor and not jointly with respect to all New Investors.

          5B. Consent to Amendments. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the Common Stock purchased hereunder. No course of dealing between the Company and the holder of any Common Stock or any delay in exercising any rights hereunder or under the Articles of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Common Stock or Underlying Stock held by the Company or any of its Subsidiaries shall not be deemed to be outstanding.

          5C. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any New Investor or on its behalf.

          5D. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any New Investor's benefit as a New Investor or holder of Restricted Securities are also for the benefit of, and enforceable by, any subsequent holder of such Restricted Securities.

          5E. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          5F. Entire Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

          5G. Counterparts. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          5H. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation and shall mean in each instance "including without limitation."

          5I. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          5J. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each New Investor at the address indicated on the Schedule of New Investors and to the Company at the address indicated below:

          Notices to the Company:

          Pac-West Telecomm, Inc.
          4210 Coronado Avenue
          Stockton, CA  95204
          Attention:    Chief Executive Officer
          Telephone:    (209) 926-3222
          Facsimile:    (209) 926-3205
          with a copies to (which shall not constitute notice):

          William Blair Capital Partners VI, LLC
          227 West Monroe Street
          Suite 3400
          Chicago, Illinois 60606
          Attention:     David G. Chandler
          Telephone:     (312) 236-1600
          Facsimile:     (312) 236-1042

          and

          SCP Private Equity Partners
          800 Safeguard Building
          435 Devon Park Drive
          Wayne, Pennsylvania 19087
          Attention:     Samuel A. Plum
                         Thomas G. Rebar
          Telephone:     (610) 995-2900
          Facsimile:     (610) 975-9543

     and

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention:  James L. Learner
          Telephone:     (312) 861-2129
          Facsimile:     (312) 861-2200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          5K. No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          5L. Understanding Among the New Investors. The determination of each New Investor to purchase the Common Stock pursuant to this Agreement has been made by such New Investor independent of any other New Investor and independent of any statements or opinions as to the advisability of such purchase or as to the properties, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries which may have been made or given by any other

New Investor or by any agent or employee of any other New Investor. In addition, it is acknowledged by each of the New Investors that no New Investor has acted as an agent of any other New Investor in connection with making its investment hereunder and that no New Investor shall be acting as an agent of any other New Investor in connection with monitoring its investment hereunder.

                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       PAC-WEST TELECOMM, INC.


                                       By:  /s/ John K. La Rue
                                            -----------------------
                                       Name:    John K. La Rue
                                            -----------------------
                                       Its:     President
                                            -----------------------


                                       By:  /s/ Roger L. Westphal
                                            -----------------------
                                       Name:    Roger L. Westphal
                                            -----------------------
                                       Its:     Secretary
                                            -----------------------



                                       WILLIAM BLAIR CAPITAL PARTNERS VI, L.P.

                                       By:  William Blair Capital Partners VI,
                                            L.L.C., its General Partner

                                       By: /s/ David G. Chandler
                                           ------------------------
                                       Name:   David G. Chandler
                                               Its Managing Director


                                       SCP PRIVATE EQUITY PARTNERS, L.P.

                                       By:  SCP Private Equity Management, L.P.,
                                            its General Partner

                                       By: /s/  Samuel A. Plum
                                           ------------------------
                                       Name:    Samuel A. Plum
                                           ------------------------
                                                Its General Partner

                                       SAFEGUARD 98 CAPITAL, L.P.

                                       By:  Safeguard Delaware, Inc.
                                            its General Partner

                                       By:  /s/ Jerry L. Johnson
                                            ------------------------
                                       Name:   Jerry L. Johnson
                                            ------------------------
                                       Title:  Senior Vice President
                                            ------------------------


                                       TL VENTURES III L.P.

                                       By:  TL Ventures III Management L.P.,
                                            its General Partner

                                       By:  TL Ventures III LLC,
                                            its General Partner


                                       By:/s/ Mark J. DeNino
                                          ----------------------
                                       Name:  Mark J. DeNino
                                            --------------------
                                       Title: Managing Director


                                       TL VENTURES III OFFSHORE L.P.

                                       By:  TL Ventures III Offshore Partners
                                            L.P., its General Partner

                                       By:  TL Ventures III Offshore Ltd.,
                                            its General Partner


                                       By: /s/ Mark J. DeNino
                                           ---------------------
                                       Name:   Mark J. DeNino
                                            --------------------
                                       Title:  Managing Director





             [SIGNATURE PAGE TO PAC-WEST STOCK PURCHASE AGREEMENT]

                                       TL VENTURES III INTERFUND L.P.

                                       By:  TL Ventures III LLC,
                                            its General Partner

                                       By: /s/ Mark J. DeNino
                                          ----------------------

                                       Name:   Mark J. DeNino
                                            --------------------
                                       Title:  Managing Director

                                       ENERTECH CAPITAL PARTNERS, L.P.

                                       By:  EnerTech Management, L.P.
                                            its General Partner

                                       By:  EnerTech Management Company, L.L.C.,
                                            its General Partner


                                       By:/s/ Scott Ungerer
                                          ----------------------

                                       Name:  Scott Ungerer
                                            --------------------
                                       Title: Managing Director


                                       SEGAL HOLDINGS, INC.

                                       By: /s/ Robert B. Segal
                                          ----------------------

                                       Name:   Robert B. Segal
                                            --------------------

                                       Title:  President
                                             -------------------


                                       BANKAMERICA INVESTMENT CORPORATION

                                       By: /s/ M. Ann O'Brien
                                           ----------------------

                                       Name:   M. Ann O'Brien
                                            ---------------------

                                       Title:  Managing Director
                                             --------------------





             [SIGNATURE PAGE TO PAC-WEST STOCK PURCHASE AGREEMENT]

                                       MIG PARTNERS VII

                                       By: /s/ M. Ann O'Brien
                                          ----------------------

                                       Name:   M. Ann O'Brien
                                            --------------------

                                       Title:  General Partner
                                             -------------------





             [SIGNATURE PAGE TO PAC-WEST STOCK PURCHASE AGREEMENT]

                           SCHEDULE OF NEW INVESTORS
                           -------------------------


                                          Number of Shares    Purchase Price for
            Name and Address              of Common Stock        Common Stock
---------------------------------------   -----------------   ------------------

SCP Private Equity Partners, L.P.                166,250.00       $1,136,900.00
800 The Safeguard Bldg.
435 Devon Park Drive
Wayne, PA 19087

William Blair Capital Partners VI, L.P.          166,250.00       $1,136,900.00
227 West Monroe Street
Suite 3400
Chicago, IL 60606

Safeguard 98 Capital, L.P.                       166,250.00       $1,136,900.00
c/o Safeguard Scientifics, Inc.
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087

TL Ventures III L.P.                             119,425.00       $  816,686.67
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention:  Chief Financial Officer
Telephone:  (610) 971-1515
Telecopier: (610) 975-9330

TL Ventures III Offshore L.P.                     25,000.00       $  170,957.50
c/o Trident Trust Company (Cayman)
Limited
P.O. Box 847
One Capital Place, Fourth Floor
Grand Cayman, Cayman Islands

with a copy to:

TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention:  Chief Financial Officer
Telephone:  (610) 971-1515
Telecopier: (610) 975-9330

TL Ventures III Interfund L.P.                     3,900.00       $   26,670.00
c/o TL Ventures LLC
800 The Safeguard Building
435 Devon Park Drive
Wayne, PA 19087-1515
Attention:  Chief Financial Officer
Telephone:  (610) 971-1515
Telecopier: (610) 975-9330

                                            Number of Shares  Purchase Price for
           Name and Address                 of Common Stock    Common Stock
---------------------------------------     ---------------   ------------------
EnerTech Capital Partners, L.P.                   17,925.00       $  122,585.83
435 Devon Park Drive, Suite 410
Wayne, PA 19087

BankAmerica Investment Corporation                14,706.67       $  100,626.67
c/o Bank of America Mezzanine
Investments Group
231 South LaSalle Street, 12/th/ Floor
Chicago, IL 60697

MIG Partners VII                                   3,676.67       $   25,156.67
c/o Bank of America Mezzanine
Investments Group
231 South LaSalle Street, 12/th/ Floor
Chicago, IL 60697

Segal Holdings, Inc.                               6,475.00       $   44,273.33
1350 Avenue of the Americas                                        (By services
Suite 1802                                                            rendered)
New York, NY 10019


                                            ---------------   -----------------
                                  Totals:        689,858.34       $4,717,656.67

                                                                     $44,273.33
                                                                   (By services
                                                                      rendered)
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